NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                     NEVADA

NUMBER                INTERNATIONAL COMMERCIAL TELEVISION INC.            SHARES


                                                           Cusip No. 459273 10 4

          AUTHORIZED COMMON STOCK: 100,000,000 SHARES PAR VALUE: $.001


This  Certifies  that



Is  The  Record  Holder  Of



          Shares of INTERNATIONAL COMMERCIAL TELEVISION, INC. Common Stock Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate Properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                                     [SEAL]


-----------------------------                      -----------------------------
                     DIRECTOR                            CHIEF EXECUTIVE OFFICER


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          For  Value  Received,  ___________________________ hereby sell, assign and  transfer  unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
IDENTIFYING  NUMBER  OF  ASSIGNMEE
-------------------------------------------
|                                         |
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________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________


               _________________________________________________________________
               NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENTS OR ANY CHANGE WHATEVER

SIGNATURE  GUARANTEED:

Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank) or a trust company. The guaranteeing firm must be a member of the Medallion Guarantee Program.


     TRANSFER  FEE  WILL  APPLY


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